UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012
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NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On June 14, 2012, the Board of Directors of NII Holdings, Inc. (the “Company”) appointed Gokul Hemmady, the Company's Executive Vice President, Chief Financial Officer and Chief Transformational Officer, to serve as the Company's Chief Operating Officer and Chief Financial Officer.

Mr. Hemmady will continue in his role as Chief Financial Officer until the Company names a successor chief financial officer. The role of chief operating officer is a newly created role at the Company.

Mr. Hemmady, 51, has served as the Company's Executive Vice President, Chief Financial Officer and Chief Transformation Officer since February 2012, as the Company's Executive Vice President and Chief Financial Officer from 2011 through 2012, and as the Company's Vice President and Chief Financial Officer from 2007 through 2011.

The full text of the Company's press release announcing the appointment is attached hereto as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: June 15, 2012	By: /s/ SHANA C. SMITH
Shana C. Smith
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 15, 2012